--------------------------------------------------------------------------------
                       BLACKROCK MUNICIPAL 2018 TERMTRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------
                                                                   July 31, 2002
Dear Shareholder:

      The semi-annual period ended June 30, 2002, saw general turmoil in the equity markets. Bond markets, particularly municipal securities, proved to be a viable shelter from unstable economic conditions and experienced strong inflows throughout the period. Municipal bonds outperformed Treasuries returning 4.64% versus 3.61% respectively as measured by the Lehman Brothers Municipal Bond Index* and the Lehman Brothers Treasury Index** for the six months ended June 30, 2002.

      The first half of 2002 was markedly different from the last six months of 2001, as the Federal Reserve Board (the "Fed") left interest rates unchanged. After a 225 basis point decline in interest rates during the latter half of 2001, and the uncertainty of the economic recovery in the first half of this year, the Fed remained cautious about the state of the economy. Fears of inflation remained subdued, allowing the Fed to remain on hold and maintain the lowest interest rates in decades.

      The past six months also saw a 20% increase in new municipal issuance totaling $162 billion, as compared to the same time period last year. Both retail and institutional investment in municipals remained high and continued to drive performance as investors sought lower volatility alternatives with
attractive  taxable  equivalent  yields.   While  economic  indicators  remained
positive during the period, the instability of the equity and capital markets--as a result of corporate governance and accounting issues, fears of renewed terrorist acts and geopolitical instability--weighed on investor confidence, an integral component of economic recovery.

      The volatility, which continues to be seen throughout all sectors of the market, can be disconcerting for investors. We encourage you to consult with your financial advisor to help establish a strategy that best fits your overall goals and risk tolerance.

      The semi-annual report includes a summary of market conditions over the last six months, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We thank you for your continued confidence in BlackRock and the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                   /s/ Ralph L. Schlosstein


Laurence D. Fink                       Ralph L. Schlosstein
Chief Executive Officer                President
BlackRock Advisors, Inc.               BlackRock Advisors, Inc.

 * The Lehman Brothers Municipal Bond Index measures the performance of the investment grade long-term tax-exempt bond market. The Index is unmanaged and cannot be purchased directly.

** The Lehman Brothers Treasury Index measures the performance of the public obligations of the U.S. Treasury. The Index is unmanaged and cannot be purchased directly.

                                                                   July 31, 2002
Dear Shareholder:

     We are pleased to present the first unaudited semi-annual report for the BlackRock Municipal 2018 Term Trust (the "Trust") for the six months ended June 30, 2002. We would like to take this opportunity to review the change in the Trust's stock price and net asset value (NAV), summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BPK." The Trust's investment objectives are to provide current income that is exempt from regular Federal income tax and to return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2018. The Trust will invest at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality (rated "Baa" or "BBB" or better by a major rating agency or of equivalent quality). The Trust may invest up to 20% of its total assets in municipal bonds that at the time of investment are non-investment grade (rated "Ba/BB" or "B" by a major rating agency or of equivalent quality).

     The table below summarizes the changes in the Trust's share price and NAV:

--------------------------------------------------------------------------------
                         06/30/02   12/31/01     CHANGE         HIGH      LOW
--------------------------------------------------------------------------------
  Share Price             $13.50     $13.06       3.37%        $14.02   $12.98
--------------------------------------------------------------------------------
  Net Asset Value (NAV)   $14.39     $13.66       5.34%        $14.43   $13.71
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period ended June 30, 2002, as volatility and instability were prevalent throughout all sectors of the market. The U.S. economy showed signs of recovery, but mixed economic data and dismal performance in the equity markets caused a massive unwinding of Fed tightening expectations. Structural imbalances in the U.S. economy became evident and the effects of the short-term stimulus post September 11th diminished, causing the Fed to remain on hold and leave the Federal Funds rate unchanged at 1.75%. Positive economic data included a rise in first quarter 2002 GDP of 6.1%, the fastest rate in two years, strong manufacturing data, an 8.4% rise in first quarter 2002 productivity and the Consumer Confidence Index advancing from year-end levels. Low inventory levels should support manufacturing data, but we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery. The long-term sustainability of the highly leveraged consumer remains a pivotal issue to the strength of the economic recovery. Although fundamentals support a recovery, declining equities and a plummeting dollar continue to erode investor confidence. We remain uncertain that a near-term business investment recovery will materialize, as pricing power remains weak. While second quarter weakness may be overstated, the likely outcome is one of several quarters of sub-par growth in the 2.5%-3.0% range.

     Year-to-date, rates have fallen across the yield curve. The Treasury market returned 3.61% during the period, posting exceptionally strong months in April and June as risk aversion dominated the markets. Over the course of the period, the yield curve steepened in reaction to mixed economic data and a proliferation of negative headlines in the corporate sector. Looking ahead, the budget surplus of 2001 is unlikely to be sustained due to anemic tax revenues and a sharp rise in defense spending, which should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing until it can return to regular auctions. As of June 30, 2002, the 10-year Treasury was yielding 4.80% versus 5.05% on December 31, 2001.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ended June 30, 2002, returning 7.55% (as measured by the Lehman Municipal Bond Index at a tax bracket of 38.6%) versus 3.79% for the Lehman Aggregate Index. Retail investment has reached record highs, as investors searched for a lower volatility asset class providing high after-tax returns. Institutional demand has also remained strong and is being fueled by increased profitability on the part of insurance companies, the search for stable income and asset allocation trades away from segments of the market experiencing higher volatility. Over the period, strong demand was met by significant new issuance as the first quarter of 2002 posted a 10% increase over the same period in 2001 and was the largest first quarter total on record. Through June, new bond issuance remained robust, bringing total year-to-date issuance to nearly $170 billion, and is on pace to be the largest issuance year in history. The municipal yield curve remains historically steep, as the short end of the curve has outperformed Treasuries over the recent months while longer maturities performed in line with their Treasury counterparts.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the period, the Trust's leverage amount was approximately 36% of total assets.

     The following charts show the Trust's asset composition and credit quality allocations:


--------------------------------------------------------------------------------
                           SECTOR BREAKDOWN
--------------------------------------------------------------------------------
     SECTOR                    JUNE 30, 2002   DECEMBER 31, 2001
--------------------------------------------------------------------------------
Industrial & Pollution Control       24%          21%
--------------------------------------------------------------------------------
Hospitals                            20%          14%
--------------------------------------------------------------------------------
Tobacco                              12%           6%
--------------------------------------------------------------------------------
Housing                              10%          14%
--------------------------------------------------------------------------------
City, County & State                  6%          11%
--------------------------------------------------------------------------------
Power                                 6%           6%
--------------------------------------------------------------------------------
Education                             5%           9%
--------------------------------------------------------------------------------
Lease Revenue                         4%           8%
--------------------------------------------------------------------------------
Transportation                        3%           7%
--------------------------------------------------------------------------------
Resource Recovery                     3%           3
--------------------------------------------------------------------------------
District                              1%          --
--------------------------------------------------------------------------------
Tax                                   1%          --
--------------------------------------------------------------------------------
Water & Sewer                         1%           1%
--------------------------------------------------------------------------------
Other                                 4%          --
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CREDIT RATING*                 JUNE 30, 2002   DECEMBER 31, 2001
--------------------------------------------------------------------------------
AAA/Aaa                              24%          38%
--------------------------------------------------------------------------------
AA/Aa                                 6%          19%
--------------------------------------------------------------------------------
A/A                                  34%          24%
--------------------------------------------------------------------------------
BBB/Baa                              24%          16%
--------------------------------------------------------------------------------
BB/Ba                                 7%           3%
--------------------------------------------------------------------------------
Not Rated                             5%          --
--------------------------------------------------------------------------------





-------------


* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Municipal 2018 Term Trust. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.
Sincerely,


/s/ Robert S. Kapito                    /s/ Kevin M. Klingert


Robert S. Kapito                        Kevin M. Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
                       BLACKROCK MUNICIPAL 2018 TERM TRUST
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                BPK
--------------------------------------------------------------------------------
  Initial Offering Date:                                     October 26, 2001
--------------------------------------------------------------------------------
  Closing Share Price as of 6/30/02:                             $13.50
--------------------------------------------------------------------------------
  Net Asset Value as of 6/30/02:                                 $14.39
--------------------------------------------------------------------------------
  Yield on Closing Share Price as of 6/30/02 ($13.50)(1):          5.78%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Common Share(2):              $ 0.065
--------------------------------------------------------------------------------
  Current Annualized Distribution per Common Share(2):           $ 0.780
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.

(2)  The distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
BLACKROCK MUNICIPAL 2018 TERM TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
          PRINCIPAL                                                                        OPTION
           AMOUNT                                                                           CALL           VALUE
  RATING*   (000)                                  DESCRIPTION                           PROVISIONS+     (NOTE 1)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--158.9%
                     Alabama--9.1%
Aa1       $ 8,925    Alabama 21st Century Auth. Tobacco Settlement
                      Rev., 5.75%, 12/01/18 ....................................    12/11 @ 101       $  9,032,636
Baa2        5,000    Courtland Ind. Dev. Brd. PCR, Champion Intl.
                      Corp. Proj., 6.15%, 6/01/19 ..............................     6/05 @ 102          5,041,900
BBB         1,000    Courtland Sld.Wst. Disp., Champion Intl.
                      Corp. Proj., Proj. A, 5.90%, 2/01/17 .....................     2/04 @ 102          1,008,260
A2          5,845    Huntsville Hlth. Care Auth. Rev.,
                      Ser. A, 5.625%, 6/01/22 ..................................     6/12 @ 100          5,778,250
                                                                                                     -------------
                                                                                                        20,861,046
                                                                                                     -------------
                     CALIFORNIA--2.1%
BB          5,000    Los Angeles Regl. Arpt. Impvt. Corp. Lease
                      Rev., Amer. Airlines Inc., Ser. C,
                      7.50%, 12/01/24 ..........................................         12/12 @ 102     4,870,600
                                                                                                     -------------
                     CONNECTICUT--3.1%
Baa3        3,750++  Mashantucket Western Pequot Tribe Spec.
                      Rev., Ser. B, 5.75%, 9/01/18 .............................          9/07 @ 102     3,825,750
                                                                                                     -------------
BBB-        3,150    Mohegan Tribe Indians Gaming Auth.
                      Rev., Pub. Impvt. Priority Distr., 6.00%, 1/01/16 ........          1/11 @ 101     3,167,041
                                                                                                     -------------
                                                                                                         6,992,791
                                                                                                     -------------
                     Florida--7.3%
Aaa        15,000    Escambia Cnty. Hlth. Facs. Auth. Hlth. Care. Fac.
                      Rev., 5.95%, 7/01/20, AMBAC No Opt. Call .................                        16,773,600
                                                                                                     -------------
                     GEORGIA--2.4%
                     Gainesville & Hall Cnty. Georgia Hosp. Auth.
                      Rev. Antic. Cert., Northeast Georgia
                      Hlth. Sys. Inc. Proj., ...................................
A-          2,700     5.25%, 5/15/18                                                     5/11 @ 100      2,641,815
A-          2,800     5.50%, 5/15/21                                                     5/11 @ 100      2,741,256
                                                                                                     -------------
                                                                                                         5,383,071
                                                                                                     -------------
                     ILLINOIS--16.5%
AAA         5,000    Chicago O'Hare Intl. Arpt. Rev.,
                      Ser. A, 5.75%, 1/01/18, MBIA .............................         1/12 @ 100      5,228,250
A-          7,500    Illinois Dev. Fin. Auth. Hosp.
                      Rev., Adventist Hlth. Sys. Sunbelt Obl., 5.50%,
                      11/15/20 .................................................         11/09 @ 101     7,236,675
A          10,000    Illinois Dev. Fin. Auth. PCR, Ser. C, 5.95%, 8/15/26 ......         12/06 @ 101    10,094,000
Baa2        5,980    Illinois Edl. Facs. Auth. Student Hsg.
                      Rev., Edl. Advancement Fund, Univ. Ctr. Proj.,
                      6.00%, 5/01/22 ...........................................         5/12 @ 101      5,833,969
                     Illinois Sports Facs. Auth., St. Tax Supported
                      Rev., AMBAC,
AAA         1,885     Zero Coupon, 6/15/19 .....................................         6/15 @ 101      1,261,310
AAA         1,985     Zero Coupon, 6/15/20 .....................................         6/15 @ 101      1,321,375
AAA         2,090     Zero Coupon, 6/15/21 .....................................         6/15 @ 101      1,384,102
                     Kane and Du Page Cntys. Cmnty. Unit Sch. Dist.
                      No. 303, GO, Ser. B, FSA,
Aaa         4,625     Zero Coupon, 1/01/18 .....................................        1/12 @ 72.424    2,053,731
Aaa         4,100     Zero Coupon, 1/01/19 .....................................        1/12 @ 67.935    1,700,106
Aaa         2,950     Zero Coupon, 1/01/21 .....................................        1/12 @ 60.037    1,075,865
Aaa         1,700     Zero Coupon, 1/01/22 .....................................        1/12 @ 56.453      580,414
                                                                                                     -------------
                                                                                                        37,769,797
                                                                                                     -------------
                     INDIANA--9.6%
Aa3        13,970    Indiana Hlth. Fac. Fin. Auth.
                      Rev., Sisters of St. Francis, 5.75%, 11/01/21 ............        11/11 @ 101     14,395,247
BBB         3,500    Indianapolis Arpt. Auth. Rev.,
                      Fed. Express Corp. Proj., 7.10%, 1/15/17 .................         7/04 @ 102      3,737,405
A3       4,000       Petersburg PCR, Indiana Pwr. & Lt. Conv.,
                      5.75%, 8/01/21 ...........................................         8/11 @ 102      3,755,960
                                                                                                     -------------
                                                                                                        21,888,612
                                                                                                     -------------
                     LOUISIANA--10.2%
NR          4,000    Louisiana Pub. Facs. Auth. Rev., Dept. Pub.
                      Safety Fire Term. Bond, 5.875%,
                      6/15/14 ..................................................         6/10 @ 100      4,015,560
BBB        10,000    Morehouse Parish PCR, Intl. Paper Co. Proj.,
                      Ser. A, 5.25%, 11/15/13 ..................................        No Opt. Call    10,171,800
A1         10,000    Tobacco Settlement Fin. Corp. Rev.,
                      Ser. 2001 B, 5.875%, 5/15/39                                        5/11@ 101      9,116,000
                                                                                                     -------------
                                                                                                        23,303,360
                                                                                                     -------------


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
          PRINCIPAL                                                                        OPTION
           AMOUNT                                                                           CALL          VALUE
RATING*     (000)                                  DESCRIPTION                           PROVISIONS+     (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
                     MICHIGAN--14.4%
BBB       $ 5,000    Dickinson Cnty. Econ. Dev. Corp. PCR, Champion Intl. Corp.
                      Proj., 5.85%, 10/01/18 ........................................   10/03 @ 102    $ 4,981,800
Aaa        11,300    Forest Hills Pub. Schs., GO, 5.25%, 5/01/20, FGIC ..............    5/10 @ 100     11,547,018
A1          5,450    Michigan St. Hosp. Fin. Auth. Rev., Henry Ford Hlth. Sys.,
                      Ser. A, 6.00%, 11/15/19 .......................................   11/09 @ 101      5,620,585
BB+         9,000    Midland Cnty. Econ. Dev. Rev., Ser. A, 6.875%, 7/23/09 .........    7/07 @ 101      9,165,600
                     Pontiac Tax Increment Fin. Auth. Rev., ACA,
A           1,000     Tax Increment Dev. Area 3, 5.375%, 6/01/17 ....................    6/12 @ 101      1,002,390
A             700     Tax Increment Dev. Area 2, 5.625%, 6/01/22 ....................    6/12 @ 101        696,178
                                                                                                     -------------
                                                                                                        33,013,571
                                                                                                     -------------
                     MISSISSIPI--4.7%
BBB         9,800    Lowndes Cnty. Sld. Wst. Disp. & PCR, Weyerhaeuser Co. Proj.,
                      Ser. A, 6.80%,  4/01/22 .......................................   No Opt. Call    10,758,538
                                                                                                     -------------
                     NEW HAMPSHIRE--6.3%
A+          2,025    New Hampshire Hlth. & Ed. Facs., Exeter
                      Proj., 6.00%, 10/01/24 . ......................................   10/11 @ 101      2,078,116
AAA        12,000    New Hampshire St. Bus. Fin. Auth. PCR, Pub. Svc. Co. Proj.,
                      Ser. C, 5.45%, 5/01/21, MBIA ..................................    5/12 @ 101     12,421,200
                                                                                                     -------------
                                                                                                        14,499,316
                                                                                                     -------------
                     NEW JERSEY--8.5%
                     New Jersey Econ. Dev. Auth.,
Baa3        8,410    Econ. Dev. Rev., Kapkowski Road Landfill Proj.,
                      5.50%, 4/01/16 ...........................................        No. Opt. Call    8,268,712
BB-         6,750    Econ. Dev. Rev., Continental Airlines Inc. Proj.,
                      7.20%, 11/15/30 ..........................................        11/10 @ 100      6,337,980
BB-         5,250     Spec. Facs. Rev., Continental Airlines Inc. Proj.,
                      7.00%, 11/15/30 ..........................................        11/10 @ 101      4,865,962
                                                                                                     -------------
                                                                                                        19,472,654
                                                                                                     -------------
                     NEW YORK--6.1%
NR         14,000 ++ Charter Mac Equity Issuer Trust, Ser. A-3, 6.80%, 10/01/52         10/14 @ 100     14,009,800
                                                                                                     -------------
                     NORTH CAROLINA--1.8%
A3          4,000    Wake Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth. Rev.,
                      Carolina Pwr. & Lt. Co. Proj.,
                      5.375%, 2/01/17 ..........................................         2/12 @ 101      4,043,200
                                                                                                     -------------
                     OHIO--2.3%
A3          5,000    Ohio St. PCR, Gen. Motors Corp. Proj., 5.625%, 3/01/15             No Opt. Call     5,144,900
                                                                                                     -------------
                     PENNSYLVANIA--6.9%
                     Philadelphia Auth. For Ind. Dev. Lease Rev., Ser. B, FSA,
AAA         5,000     5.50%, 10/01/18                                                    10/11 @ 101     5,328,200
AAA         5,000     5.50%, 10/01/19                                                    10/11 @ 101     5,286,450
                     West Cornwall Twnshp. Mun. Auth. Coll.
                      Rev., Elizabethtown Coll. Proj.,
BBB+        2,500     5.90%, 12/15/18 ..........................................         12/11 @ 100     2,569,725
BBB+        2,650     6.00%, 12/15/22 ..........................................         12/11 @ 100     2,690,518
                                                                                                     -------------
                                                                                                        15,874,893
                                                                                                     -------------
                     SOUTH CAROLINA--4.7%
A1         10,960    Tobacco Settlement Rev. Mgmt. Auth. So. Carolina,
                      Ser. B, 6.00%, 5/15/22 ...................................          5/11 @ 101    10,817,630
                     TEXAS--22.7%
BBB         2,000    Alliance Arpt. Auth. Inc. Spec. Facs.
                      Rev., Fed. Express Corp. Proj., 6.375%,
                      4/01/21 ..................................................         4/06 @ 102      2,044,400
                     Birdville Indpt. Sch. Dist., GO,
AAA         1,615     Zero Coupon, 2/15/18 .....................................        No Opt. Call       713,652
AAA         1,815     Zero Coupon, 2/15/19 .....................................        No Opt. Call       750,158
AAA         2,625     Zero Coupon, 2/15/20 .....................................        No Opt. Call     1,009,470
AAA         2,500     Zero Coupon, 2/15/21 .....................................        No Opt. Call       904,050
BBB+       13,625    Brazos River Auth. PCR, TXU Elec. Co. Proj.,
                      Ser. C, Zero Coupon, 5/01/36 .............................        No Opt. Call    13,885,510
                     Dallas Ft. Worth Intl. Arpt. Rev., Ser. A, FGIC,
AAA         5,000     5.875%, 11/01/17 .........................................         11/11 @ 100     5,293,400
AAA         5,000     5.875%, 11/01/18 .........................................         11/11 @ 100     5,281,950


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
          PRINCIPAL                                                                       OPTION
           AMOUNT                                                                          CALL           VALUE
RATING*    (000)                                  DESCRIPTION                           PROVISIONS+     (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
                     TEXAS--(CONTINUED)
                     Texas St. Affordable Hsg. Corp. Mult. Fam. Hsg.
                      Rev., Arborstone/Baybrook Oaks, Ser. A,
A3        $12,695     5.55%, 11/01/18 ..........................................         11/11 @ 102  $ 12,480,074
A3          9,800     5.75%, 11/01/22 ..........................................         11/11 @ 102     9,637,712
                                                                                                     -------------
                                                                                                        52,000,376
                                                                                                     -------------
                     UTAH--2.3%
AAA         5,000    Salt Lake City Mun. Bldg. Auth. Lease Rev.,
                      Ser. A, 5.40%, 10/15/19, AMBAC ...........................         10/09 @ 101     5,175,650
                                                                                                     -------------
                     WASHINGTON--4.8%
                     Energy Northwest Wind Proj. Rev.,
Baa1        5,000     Ser. A, 6.00%, 7/01/23                                             1/07 @ 103      4,952,500
Baa1        6,175     Ser. B, 5.875%, 7/01/20                                            1/07 @ 103      6,109,792
                                                                                                     -------------
                                                                                                        11,062,292
                                                                                                     -------------
                     WISCONSIN--13.1%
A1         15,000    Badger Tobacco Asset Sec. Corp. Rev., 6.375%, 6/01/32 .....         6/12 @ 100     14,678,100
                     Wisconsin St. Hlth. & Edl. Facs. Auth. Rev.,
A          10,000     Wheaton Franciscan Svcs., 6.25%, 8/15/22 .................         2/12 @ 101     10,481,000
A+          5,000     Froedert & Cmnty. Hlth. Oblig., 5.375%, 10/01/21 .........        10/11 @ 101      4,855,550
                                                                                                     -------------
                                                                                                        30,014,650
                                                                                                     -------------
                     TOTAL LONG-TERM INVESTMENTS (COST $360,857,434) ...........                       363,730,347
                                                                                                     -------------
                     SHORT-TERM INVESTMENTS**--0.5%
                     CALIFORNIA--0.4%
A1+         1,000    Met. Wtr. Dist., So. California Waterwks. Rev.,
                      Ser. C-1, 1.95%, 7/01/02, FRDD ...........................             N/A         1,000,000
                                                                                                     -------------
                     INDIANA--0.1%
A1+           200    Indiana St. Dev. Fin. Auth. Environ. Rev., PSI
                      Energy Inc. Proj, 1.95%, 7/01/02,
                      FRDD .....................................................             N/A           200,000
                                                                                                     -------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $1,200,000)                                      1,200,000
                                                                                                     -------------
                     TOTAL INVESTMENTS--159.4% (COST $362,057,434) .............                      $364,930,347
                     Other assets in excess of liabilities--0.7% ...............                         1,572,699
                     Preferred shares at redemption value,
                     including dividends payable--(60.1)% ......................                      (137,620,075)
                                                                                                     -------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                               $228,882,971
                                                                                                     =============

  *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity dates of these instruments are considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  +  Date  (month/year)  and price of the earliest  optional call or redemption.
     There may be other call provisions at varying prices at later dates.
 ++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2002, the Trust held 7.8% of its net assets in securities restricted as to resale.

                                             KEY TO ABBREVIATIONS
------------------------------------------------------------------------------------------------------------------
ACA   -- American Capital Access                            FSA  -- Financial Security Assurance
AMBAC -- American Municipal Bond Assurance Corporation      GO   -- General Obligation
FGIC  -- Financial Guaranty Insurance Company               MBIA -- Municipal Bond Insurance Association
FRDD  -- Floating Rate Daily Demand                         PCR  -- Pollution Control Revenue
------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK MUNICIPAL 2018 TERM TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $362,057,434) (Note 1) ...........    $ 364,930,347
Cash .........................................................          433,681
Receivable from investments sold .............................        7,107,169
Interest receivable ..........................................        4,737,012
Other assets .................................................            2,849
                                                                  -------------
                                                                    377,211,058
                                                                  -------------
LIABILITIES
Payable for investments purchased ............................        9,461,381
Dividends payable--common shares .............................        1,034,022
Investment advisory fee payable (Note 2) .....................          131,731
Deferred Trustees fees .......................................            2,849
Other accrued expenses .......................................           78,029
                                                                  -------------
                                                                     10,708,012
                                                                  -------------
PREFERRED SHARES AT REDEMPTION VALUE
$.01 par value per share and $25,000 liquidation
  value per share applicable to 5,504 shares,
  including dividends payable (Note 1 & 4) .................        137,620,075
                                                                  -------------
NET ASSETS APPLICABLE
TO COMMON SHAREHOLDERS .....................................      $ 228,882,971
                                                                  =============
Composition of Net Assets Applicable
to Common Shareholders:
  Par value (Note 4) .......................................      $      15,908
  Paid-in capital in excess of par .........................        225,681,850
  Undistributed net investment income (Note 1) .............          2,326,552
  Accumulated net realized loss (Note 1) ...................         (2,014,252)
  Net unrealized appreciation (Note 1) .....................         (2,872,913)
                                                                  -------------
Net assets applicable to common shareholders,
  June 30, 2002 ............................................      $ 228,882,971
                                                                  =============
Net asset value per common share of
  beneficial interest:
  ($228,882,971 / 15,908,028 common shares
  of beneficial interest issued and outstanding) ...........             $14.39
                                                                         ======

--------------------------------------------------------------------------------
BLACKROCK MUNICIPAL 2018 TERM TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (Note 1) .....................................          $ 10,095,554
                                                                   ------------
Expenses
  Investment advisory ...................................               716,331
  Auction Agent .........................................               194,352
  Registration ..........................................                33,777
  Reports to shareholders ...............................                22,415
  Independent accountants ...............................                20,381
  Custodian .............................................                19,682
  Transfer agent ........................................                14,265
  Trustees ..............................................                13,910
  Legal .................................................                 6,112
  Miscellaneous .........................................                21,750
                                                                   ------------
    Total expenses ......................................             1,062,975
  Less fees paid indirectly (Note 2) ....................               (19,682)
                                                                   ------------
  Net expenses ..........................................             1,043,293
                                                                   ------------
Net investment income ...................................             9,052,261
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investments ...............................     (2,014,252)
Net change in unrealized depreciation on investments                 11,786,961
                                                                   ------------
Net gain on investments ........................................      9,772,709
                                                                   ------------
DIVIDENDS TO PREFERRED SHAREHOLDERS
FROM NET INVESTMENT INCOME .....................................       (967,335)
                                                                   ------------
NET INCREASE IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS ......................................   $ 17,857,635
                                                                   ============
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK MUNICIPAL 2018 TERM TRUST
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                        FOR THE PERIOD
                                                                                        SIX MONTHS     OCTOBER 30, 2001(1)
                                                                                           ENDED            THROUGH
                                                                                       JUNE 30, 2002   DECEMBER 31, 2001(2)
                                                                                       -------------   ------------------
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS:
  Net investment income                                                                   $9,052,261     $   1,563,176
  Net realized loss on investments                                                        (2,014,252)               --
  Net change in unrealized appreciation (depreciation) on investments                     11,786,961        (8,914,048)
  Dividends to preferred shareholders from net investment income                            (967,335)          (98,393)
                                                                                        ------------      ------------
    Net increase (decrease) in net assets resulting from operations                       17,857,635        (7,449,265)
                                                                                        ------------      ------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM NET INVESTMENT INCOME                               (6,204,135)       (1,034,022)
                                                                                        ------------      ------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares                                                 --       208,558,758
  Net proceeds from underwriter's over-allotment option exercised                                 --        17,154,000
                                                                                        ------------      ------------
    Net proceeds from capital share transactions                                                  --       225,712,758
                                                                                        ------------      ------------
    Total increase                                                                        11,653,500       217,229,471
                                                                                        ------------      ------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period                                                                      217,229,471                --
                                                                                        ------------      ------------
End of period (including undistributed net investment income
  of $2,326,552 and $445,761, respectively)                                             $228,882,971      $217,229,471
                                                                                        ============      ============

----------
(1) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. (Note 1).
(2) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK MUNICIPAL 2018 TERM TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                        FOR THE PERIOD
                                                                                                      OCTOBER 30, 2001(1)
                                                                                SIX MONTHS ENDED           THROUGH
                                                                                  JUNE 30, 2002      DECEMBER 31, 2001(2,3)
                                                                                ----------------     ---------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4) .......................................    $   13.66             $  14.33
                                                                                   ---------             --------
Investment operations:
  Net investment income .......................................................         0.57                 0.10
  Net realized and unrealized gain (loss) on investments ......................        (0.61)               (0.55)
  Dividends to preferred shareholders from net investment income ..............        (0.06)               (0.01)
                                                                                   ---------             --------
Net increase (decrease) from investment operations ............................         1.12                (0.46)
                                                                                   ---------             --------
Dividends to common shareholders from net investment income ...................        (0.39)               (0.07)
                                                                                   ---------             --------
Capital charge with respect to issuance of:
  Common shares ...............................................................          --                 (0.03)
  Preferred shares ............................................................          --                 (0.11)
                                                                                   ---------             --------
Total capital charges .........................................................          --                 (0.14)
                                                                                   ---------             --------
Net asset value, end of period(4) .............................................    $   14.39)            $  13.66
                                                                                   =========             ========
Market value, end of period(4) ................................................    $   13.50)            $  13.06
                                                                                   =========             ========
TOTAL INVESTMENT RETURN5 ......................................................         6.36%%             (12.15)%
                                                                                   =========             ========
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS(6,7):
Expenses after fees paid indirectly ...........................................         0.94%                0.93%
Expenses before fees paid indirectly ..........................................         0.96%                0.93%
Net investment income before preferred share dividends ........................         8.17%                4.39%
Preferred share dividends .....................................................         0.87%                0.28%
Net investment income available to common shareholders ........................         7.30%                4.11%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ...............................    $223,534              $206,486
Portfolio turnover ............................................................          39%                    0%
Net assets of common shareholders, end of period (000) ........................    $228,883              $217,229
Preferred shares value outstanding (000) ......................................    $137,600              $137,600
Asset coverage per preferred shares, end of period ............................    $ 66,588              $ 64,485

----------
(1) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. (Note 1). Net asset value immediately after the closing of the public offering was $14.30.
(2) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).
(3) Calculated using the average shares method.
(4) Net asset value and market value are published in Barron's on Saturday and The Wall Street Journal on Monday.
(5) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.
(6) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.
(7) Annualized
The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK MUNICIPAL 2018 TERM TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1: ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Municipal 2018 Term Trust (the "Trust") was organized as a Delaware business trust on September 7, 2001 as a diversified closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until October 18, 2001 when it sold 8,028 common shares for $115,001 to BlackRock Advisors, Inc. Investment operations commenced on October 30, 2001. The Trust's investment objectives are to provide current income that is exempt from regular Federal income tax and to return $15 per common share to holders of common shares on or about December 31, 2018. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in certain states, a specific industry or region. No assurance can be given that the Trust's investment objectives will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Trust's Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agree ments or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regular investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on September 24, 2001, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Trustees. This has the same economic effect for the Trustees as if the Trustees had invested the deferred amounts in such other BlackRock Trusts.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those Trusts selected by the Trustees in order to match its deferred compensation obligations.

CHANGE IN FINANCIAL STATEMENT CLASSIFICATION FOR AMPS: In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Trust has reclassified its Auction Market Preferred Shares ("AMPS") outside of permanent equity in the net assets section of the Statement of Assets and Liabilities. In addition, distributions to AMPS shareholders are now classified as a component of net assets resulting from operations on the Statement of Operations and Changes in Net Assets and as a component of the investment operations in the Financial Highlights. Prior period amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

NOTE 2: AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended June 30, 2002 and the period ended December 31, 2001, were $716,331 and $179,716, respectively.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

   Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the six months ended June 30, 2002, were approximately $19,682.

NOTE 3: PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments,
for  the  six  months  ended  June  30,  2002,   aggregated   $140,828,196   and
$138,771,717, respectively.

   The Federal income tax basis of the Trust's investments at June 30, 2002 was $362,049,708, and accordingly, net unrealized appreciation was $2,880,639 (gross unrealized appreciation--$5,747,092, gross unrealized depreciation--$2,866,453).

NOTE 4: CAPITAL

There are an unlimited number of $.001 par value common shares of beneficial interest authorized. The Trust may classify or reclassify any unissued common shares into one or more series of preferred shares. Of the 15,908,028 common shares outstanding at June 30, 2002, the Advisor owned 8,028 shares.

   Transactions in common shares of beneficial interest for the period ending December 31, 2001 were as follows:

   Shares issued in connection with
     initial public offering                                          14,708,028
   Shares issued in connection with
     the exercise of the underwriters'
     over-allotment option                                             1,200,000
                                                                      ----------
   Net increase in shares outstanding                                 15,908,028
                                                                      ==========

   Offering costs of $462,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

   On December 14, 2001, the Trust reclassified 5,504 common shares of beneficial interest and issued two series of Auction Market Preferred Shares ("preferred shares") Series W7--2,752 and Series R7--2,752. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. Underwriting discounts of $1,376,000 and offering costs of $331,743 incurred in connection with the preferred share offering have been charged to paid-in capital in excess of par of the common shares.

   Dividends on Series W7 and Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 1.25% to 1.60% during the six months ended June 30, 2002.

   The Trust may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

   The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

   The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class.

   However, holders of preferred shares are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5: DIVIDENDS

Subsequent to June 30, 2002, the Board of Trustees of the Trust declared a dividend of $0.065 per common share payable August 1, 2002 to shareholders of record on July 15, 2002. For the period July 1, 2002 to July 31, 2002, dividends declared on preferred shares totaled $151,525, in aggregate for the two outstanding preferred share series.

--------------------------------------------------------------------------------
                       BLACKROCK MUNICIPAL 2018 TERM TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or nominee name, then to the nominee) by the Plan Agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, by the purchase of outstanding shares on the open market ("open market purchases"), on the New York Stock Exchange or elsewhere. The Trust will not issue any new shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

--------------------------------------------------------------------------------
                       BLACKROCK MUNICIPAL 2018 TERM TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Trust Shareholders was held May 23, 2002 to vote on the following matter:

To elect two Trustees as follows:

TRUSTEES:                           CLASS             TERM             EXPIRING
-------                            ------             -----            --------
Richard E. Cavanagh ...........       I              3 years             2005
James Clayburn La Force, Jr....       I              3 years             2005

Trustees whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink*, Walter F. Mondale and Ralph L. Schlosstein.

Shareholders elected the two Trustees. The results of the voting were as follows:

                                 VOTES FOR**    VOTES AGAINST**    ABSTENTIONS**
                                 ---------      -------------      -----------
Richard E. Cavanagh ..........       5,409             --                 90
James Clayburn La Force, Jr. .  15,659,585             --            166,627
----------

 * Laurence D. Fink has resigned his positions as Trustee and Chairman of the Board effective August 22, 2002. The Board of Trustees elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Trustee of the Board effective August 22, 2002.

** The votes represent common and preferred shareholders voting as a single class except for Richard E. Cavanagh who was voted on and elected by the preferred shareholders only.

      Certain of the officers of the Trust listed on the back cover of this Report to Shareholders, are also officers of the Advisor or Sub-Advisor. They serve in the following capacities for the Advisor or Sub-Advisor: Robert S. Kapito--Director and Vice Chairman of the Advisor and Vice Chairman of the Sub-Advisor, Kevin M. Klingert--Director and Managing Director of the Advisor and Managing Director of the Sub-Advisor, Henry Gabbay--Managing Director of the Advisor and the Sub-Advisor, Anne Ackerley--Managing Director of the Advisor and the Sub-Advisor and Richard M. Shea and James Kong--Managing Directors of the Sub-Advisor.

--------------------------------------------------------------------------------
                       BLACKROCK MUNICIPAL 2018 TERM TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVES

The BlackRock Municipal 2018 Term Trust's investment objectives are to provide current income that is exempt from regular Federal income tax and to return $15 per common share to holders of common shares on or about December 31, 2018.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets are rated below investment grade ("Ba/BB" or "B") or that are unrated but deemed to be of comparable quality by the Advisor.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price of ($15 per share) on or about December 31, 2018. The Advisor will implement a strategy that will seek to closely match the maturity or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2018. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or are called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOWARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

The Trust employs leverage primarily through the issuance of preferred shares. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining interest rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVES. Although the objectives of the Trust are to provide current income that is exempt from regular Federal income tax and to return $15 per common share to holders of common shares on or about December 31, 2018, there can be no assurance that these objectives will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred shares, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BPK) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

HIGH YIELD RISK. The Trust may invest in high yield bonds, which involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. The Trust's investment in lower grade securities will expose the Trust to greater risk than if the Trust owned only higher grade securities.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                       BLACKROCK MUNICIPAL 2018 TERM TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                          When a  Trust's  net asset  value is  greater
                                   than its market price, the Trust is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:             Common  shareholders  may have all  dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end Trust, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,   including   income  accrued  on  its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall Street Journal on
                                   Monday.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.

PREREFUNDED BONDS:                 These securities are  collateralized  by U.S.
                                   Government   securities  which  are  held  in
                                   escrow  and  are  used to pay  principal  and
                                   interest  on  the  tax-exempt  issue  and  to
                                   retire   the   bond  in  full  at  the   date
                                   indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
---------------------------------------------------------------------------------------------------------------------
                                                                                         STOCK               MATURITY
PERPETUAL TRUSTS                                                                         SYMBOL                DATE
                                                                                         ------              --------
The BlackRock Income Trust Inc.                                                           BKT                   N/A
The BlackRock North American Government Income Trust Inc.                                 BNA                   N/A
The BlackRock High Yield Trust                                                            BHY                   N/A
BlackRock Core Bond Trust                                                                 BHK                   N/A
BlackRock Strategic Bond Trust                                                            BHD                   N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                                   BGT                  12/02
The BlackRock Investment Quality Term Trust Inc.                                          BQT                  12/04
The BlackRock Advantage Term Trust Inc.                                                   BAT                  12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                 BCT                  12/09

TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------------------

                                                                                         STOCK               MATURITY
PERPETUAL TRUSTS                                                                         SYMBOL                DATE
                                                                                         ------              --------
The BlackRock Investment Quality Municipal Trust Inc.                                     BKN                   N/A
The BlackRock California Investment Quality Municipal Trust Inc.                          RAA                   N/A
The BlackRock Florida Investment Quality Municipal Trust                                  RFA                   N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                          RNJ                   N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                            RNY                   N/A
The BlackRock Pennsylvania Strategic Municipal Trust                                      BPS                   N/A
The BlackRock Strategic Municipal Trust                                                   BSD                   N/A
BlackRock California Municipal Income Trust                                               BFZ                   N/A
BlackRock Municipal Income Trust                                                          BFK                   N/A
BlackRock New York Municipal Income Trust                                                 BNY                   N/A
BlackRock New Jersey Municipal Income Trust                                               BNJ                   N/A
BlackRock Florida Municipal Income Trust                                                  BBF                   N/A
BlackRock New York Municipal Bond Trust                                                   BQH                   N/A
BlackRock Virginia Municipal Bond Trust                                                   BHV                   N/A
BlackRock Florida Municipal Bond Trust                                                    BIE                   N/A
BlackRock Municipal Bond Trust                                                            BBK                   N/A
BlackRock Maryland Municipal Bond Trust                                                   BZM                   N/A
BlackRock New Jersey Municipal Bond Trust                                                 BLJ                   N/A
BlackRock California Municipal Bond Trust                                                 BZA                   N/A
BlackRock California Municipal Income Trust II                                            BCL                   N/A
BlackRock New York Municipal Income Trust II                                              BFY                   N/A
BlackRock Municipal Income Trust II                                                       BLE                   N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                            BMN                  12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                      BRM                  12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                           BFC                  12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                   BRF                  12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                             BLN                  12/08
The BlackRock Insured Municipal Term Trust Inc.                                           BMT                  12/10

BlackRock California Municipal 2018 Term Trust                                            BJZ                  12/18
BlackRock New York Municipal 2018 Term Trust                                              BLH                  12/18
BlackRock Municipal 2018 Term Trust                                                       BPK                  12/18

                 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO
                     NOT HESITATE TO CALL BLACKROCK AT (800)
                      227-7BFM (7236) OR CONSULT WITH YOUR
                               FINANCIAL ADVISOR.

-------------------
BLACKROCK
-------------------

TRUSTEES
Ralph L. Schlosstein, Chairman*
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
Robert S. Kapito*
James Clayburn La Force, Jr.
Walter F. Mondale

OFFICERS
Robert S. Kapito, President*
Kevin M. Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Anne Ackerley, Secretary

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

SUB-ADVISOR
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, NY 10022

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

AUCTION AGENT
The Bank of New York
5 Penn Plaza, 13th Floor
New York, NY 10001

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT TRUSTEES
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2002 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

   Statements and other information contained in this report are as dated and are subject to change.

* Laurence D. Fink has resigned his positions as Trustee and Chairman of the Board effective August 22, 2002. The Board of Trustees elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Trustee of the Board effective August 22, 2002.

                       BLACKROCK MUNICIPAL 2018 TERM TRUST
                          c/o BlackRock Advisors, Inc.
                              100 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 227-7BFM

[Logo] Printed on recycled paper.                                   09248C-10-6
                                                                    09248C-20-5
                                                                    09248C-30-4


MUNICIPAL
2018 TERM TRUST
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 2002



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